UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2015

Aquinox Pharmaceuticals, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36327	98-0542593
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 - 887 Great Northern Way,

Vancouver, B.C.

Canada, V5T 4T5

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (604) 629-9223

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On September 18, 2015, Aquinox Pharmaceuticals, Inc. (the “Company”) issued a press release announcing its presentation of results from its Phase 2 clinical trial in patients with bladder pain syndrome/interstitial cystitis (BPS/IC) at the 2015 International Society for the Study of BPS (ESSIC) Conference. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The slide presentation that will accompany the Company’s presentation at the ESSIC conference is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

This information contained in this Current Report on Form 8-K, including the attached Exhibits 99.1 and 99.2, shall be deemed “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference to such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Number	Description

99.1	Press Release of Aquinox Pharmaceuticals, Inc. dated September 18, 2015

99.2	Presentation of Aquinox Pharmaceuticals, Inc. at ESSIC Conference

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Aquinox Pharmaceuticals, Inc.

By:	/s/ Kamran Alam
Name:	Kamran Alam
Title:	Chief Financial Officer

Date: September 18, 2015

INDEX TO EXHIBITS

Number	Description

99.1	Press Release of Aquinox Pharmaceuticals, Inc. dated September 18, 2015

99.2	Presentation of Aquinox Pharmaceuticals, Inc. at ESSIC conference